ADVISORONE FUNDS

CLS GLOBAL DIVERSIFIED EQUITY FUND Class N Shares: CLSAX	CLS INTERNATIONAL EQUITY FUND Class N Shares: CLHAX	CLS SHELTER FUND Class N Shares: CLSHX
CLS GROWTH AND INCOME FUND Class N Shares: CLERX	CLS FLEXIBLE INCOME FUND Class N Shares: CLFLX	CLS GLOBAL AGGRESSIVE EQUITY FUND Class N Shares: CLACX

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2018

This Statement of Additional Information is not a Prospectus, but is an incorporated part of the Prospectus and should be read in conjunction with the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund (collectively, the “Funds”) Prospectus of the AdvisorOne Funds (the “Trust”) dated September 1, 2018. The Funds’ Annual Report to Shareholders for the period ended April 30, 2017 is incorporated herein by reference.

To obtain a free copy of the Prospectus or an annual report, please call the Trust at 1-866-811-0225.

GENERAL INFORMATION AND HISTORY	1
INVESTMENT RESTRICTIONS	1
DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS	4
DISCLOSURE OF PORTFOLIO HOLDINGS	25
MANAGEMENT OF THE TRUST	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
INVESTMENT MANAGEMENT AND OTHER SERVICES	33
AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS	35
ADMINISTRATOR	35
CUSTODIAN	36
TRANSFER AGENT SERVICES	38
DISTRIBUTION OF SHARES	38
COMPLIANCE OFFICER	38
CODES OF ETHICS	38
PROXY VOTING POLICIES AND PROCEDURES	39
PORTFOLIO MANAGERS	39
BROKERAGE ALLOCATION AND OTHER PRACTICES	40
REDEMPTION OF SECURITIES BEING OFFERED	43
SHAREHOLDER SERVICES	43
DETERMINATION OF NET ASSET VALUE	44
ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS	47
TAXES	47
ORGANIZATION OF THE TRUST	49
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50
LEGAL MATTERS	50
FINANCIAL STATEMENTS	50
APPENDIX A	51
APPENDIX B	53

For more information on the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund, and CLS Shelter Fund, including charges and expenses, call the Trust at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund each represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. Each Fund is a diversified series of the Trust.

This Statement of Additional Information deals solely with the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund each referred to herein as a “Fund” and collectively as the “Funds.”

Each Fund offers one class of shares, the Class N shares. Each share of each Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of each Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Board of Trustees may classify and reclassify the shares of any Fund into additional classes of shares at a future date.

The CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund are managed by CLS Investments, LLC (formerly CLS Investment Firm, LLC), a Nebraska limited liability company (the “Adviser”). The Adviser directs the day-to-day operations and the investment of assets of the Funds.

Gemini Fund Services, LLC, (the “Administrator”) is the administrator, accounting agent, transfer agent and dividend disbursing agent for each of the Funds. Fifth Third Bank (“Fifth Third”) is the custodian for each of the Funds.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as

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may be necessary for clearance of transactions. Any use of margin, futures or options by a Fund will be in accordance with the Fund’s investment objective, policies and restrictions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act. The SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell physical commodities or contracts thereon, except that each Fund may enter into financial futures contracts and options thereon. Any use of margin, futures or options by a Fund will be in accordance with the Fund’s investment objective, policies and restrictions.

(6) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund's investment objective, policies and restrictions.

(7) Make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(8) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

(9) Invest 25% or more of the value of its total assets in any one industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities. When calculating this 25% policy, the Fund will look through underlying investment companies and include the portfolio investment held by

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the underlying investment companies in the calculation where the identity of the underlying portfolio securities can be reasonably determined.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Amend its 80% investment policy. The CLS Global Diversified Equity Fund, the CLS International Equity Fund, and the CLS Global Aggressive Equity Fund have each adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities, as defined in the Prospectus. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in a Fund’s 80% equity policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

(7) Amend its international investment policy. The CLS Global Diversified Equity Fund, CLS Global Aggressive Equity Fund, and CLS International Equity Fund have each adopted a policy to invest, under normal market conditions, approximately 40% of Fund assets outside the U.S. and in a minimum of three foreign countries. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in a Fund’s international investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder”

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DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Funds may invest in the following instruments either directly, or through its investments in other investment companies and exchange-traded funds (the “underlying funds”). The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest up to 35% of its net assets in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer,

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such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CREDIT DEFAULT SWAPS. A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an

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insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be derivatives, the risks of which are described below under “SWAP AGREEMENTS.”

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Each Fund may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced

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substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometimes defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market

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transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund may also invest in non-deliverable forward contracts (cash-settled contracts for currencies of countries which do not allow non-residents to hold substantial sums of their currency, e.g. china), in order to hedge the foreign currency risk. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward

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contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a

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segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to

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maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than

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margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other

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intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. To generate additional income, each Fund may lend its portfolio securities to qualified banks, broker-dealers and financial institutions (referred to as “borrowers”), provided that: (i) the loan is continuously secured by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities equal to at least 102% of the value of the loaned securities, and such collateral must be valued, or “marked to market,” daily (borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations); (ii) the loan may be recalled at any time by the Fund and the loaned securities be returned; (iii) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (iv) the aggregate value of the loaned securities will not exceed 33 1/3% of the Fund’s total assets. The cash collateral received may be invested in the Milestone treasury Obligations Fund (“Milestone”), a series of the Trust managed by the Advisor. The Advisor may receive an investment advisory fee in connection with investments in Milestone. The Fund generally retains part or all of the interest received on investment of the cash collateral or receives a fee from the borrower. While this practice will not impact each Fund’s principal investment strategy, it does subject the Funds to the securities lending risk described in this Prospectus.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor. The Board of Trustees has a fiduciary obligation to recall a loan in time to vote proxies if fund management has knowledge of a material vote respect to the loaned securities and each Fund will attempt to recall a loaned security to permit the exercise of voting or consent rights if the matter involved would have a material effect on the Fund’s investment in the security. The costs of securities lending are not reflected in the “Annual Fund Operating Expenses” table or “Expense Example” above.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-

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term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“GNMA”))) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury

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Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OPTIONS. Writing Covered Call Options. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘"covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the

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Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions in Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange

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include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

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REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

OTHER INVESTMENT COMPANIES. The Funds’ investments in an underlying portfolio of exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are investment companies that have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will generally be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund's assets. In some cases deemed appropriate by the Adviser or the Board of Trustees, Shares held by a Fund in excess of 1% of an underlying fund’s outstanding securities will be considered readily marketable securities (for example, exchange traded funds which are registered as open-end investment companies but listed on an exchange).

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the

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same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that would be held by the Fund would be the Fund's interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and

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no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

REGULATION AS A COMMODITY POOL OPERATOR. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund's operation.  Accordingly, each Fund is not subject to registration or regulation as a commodity pool operator.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale. The Fund may sell securities short to the full extent permitted under the 1940 Act. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or

22

regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants

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basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES and FORWARD COMMITMENT TRANSACTIONS. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, GNMA, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the FHLMC, the Farm Credit Banks, the FNMA, and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to

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borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

TEMPORARY DEFENSIVE STRATEGIES. CLS or the investment advisers of the Underlying Funds in which the Funds invest, may invest in defensive positions when they believe it is appropriate to do so. When this happens, the Funds, or the Underlying Funds in which the Funds invest, may increase temporarily their investment in government securities and other short-term securities such as money market funds, or hold cash, without regard to the Fund’s, or the Underlying Funds’, investment restrictions, policies or normal investment emphasis. During such a period, a Fund, or the Underlying Funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with the U.S Securities and Exchange Commission rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund. Each Fund may also use combinations of options and futures to achieve a more aggressive or defensive position. There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period. The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter. A Fund may also make its holdings publicly available on its web-site (www.advisoronefunds.com) on a quarterly, monthly or more frequent basis.

Other than to rating agencies and service providers, as described below, the Funds do not selectively disclose their portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. The employees of each service provider listed below are subject to a prohibition against trading on non-public information with respect to Fund holdings. The Trust has adopted procedures to monitor the use of portfolio holdings information, and the parent company of the Adviser, Gemini Fund Services, LLC and Northern Lights Compliance Services, LLC has adopted policies that prohibit employees from trading in any security held by a Fund without preclearance.

•	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and portfolio research providers.
•	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Fifth Third Bank. Fifth Third Bank is the custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Trust; therefore, its personnel have access to the Funds’ portfolio
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holdings since that information is necessary in order for them to provide the agreed upon services for the Trust.

•	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•	Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

The Trust’s Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each portfolio in the AdvisorOne Funds. None of the Trustees or Officers holds public directorships. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

Board Leadership Structure

The Trust is led by Mr. Todd Clarke, who has served as the Chairman of the Board since November 21, 2012.  Mr. Clarke is an interested person by virtue of his position as a Manager of NorthStar Financial Services Group, LLC (“NorthStar”), the parent company to CLS Investments, LLC, the investment adviser to the Funds; Gemini Fund Services, LLC, the transfer agent, fund accountant, and administrator of the Funds; and Northern Lights Distributors, LLC, the distributor to the Funds.  The Board of Trustees is comprised of Mr. Todd Clarke and four (4) Independent Trustees.  The Independent Trustees have selected Mr. John W. Davidson as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least annually.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Chairman is currently an “interested person” of the Trust within the meaning of the 1940 Act. The Board believes that its leadership structure, including the Interested Chair, the Lead Independent Trustee, and the percentage of the Board who are Independent Trustees is most appropriate for the Trust at this time for the following key reasons: (i) as a Manager of NorthStar, Mr. Todd Clarke has a personal and professional stake in the quality and continuity of services provided to the Trust and has a strong incentive to achieve superior performance results (ii) Mr. Todd Clarke’s past experience as President of the Trust and his additional roles with the Trust’s affiliates improve the Board’s understanding of the Trust’s operations and enhance the effectiveness of communications to shareholders and the Trustees, (iii) Mr. Todd Clarke’s ability to work effectively with other Trustees, and (iv) the extent to which the Independent Trustees meet as

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needed in the absence of management and Interested Trustees. Generally, the Trust believes it best to have a Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman and the Lead Independent Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has an independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Todd Clarke has over 20 years of business experience in the investment management business, and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to CLS Investments, LLC.  Mr. Gary W. Lanzen has over 30 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of other mutual fund boards outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to mutual fund boards.    Mr. Larry A. Carter has over 30 years of business experience in financial management which includes areas such as accounting, internal control, financial reporting, auditing and SEC compliance, holds a B.S. in Business Administration and a Certified Public Accountant designation, has served on boards outside of the Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. John W. Davidson has over 35 years of business experience in the financial services industry, holds a Master of Arts in Mathematics and Masters in Business Administration, is a Chartered Financial Analyst and possesses a strong understanding of the regulatory framework under which investment companies must operate. Mr. Edward D. Foy has over 30 years of business experience in the financial services industry, holds a Bachelor of Science degree and is a Registered Financial Consultant with the International Association of Registered Financial Consultants and possesses a strong understanding of the regulatory framework under which investment companies must operate. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth_	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee
Gary W. Lanzen 1954	Trustee Since 2003	Retired (since December 31, 2012).	7	Northern Lights Fund Trust, and Northern Lights Variable Trust (since 2005); Alternative Strategies Fund (since 2010)
Larry A. Carter 1952	Trustee Since February 2012	Retired (since January 1, 2017); Consultant to private equity clients on grain processing industry (2004 - 2016).	7	NONE
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John W. Davidson 1946	Trustee Since February 2012	Creator, author and founder of John Davidson’s Economic Comments (since 2009).	7	Horizon Funds Trust (since 2015).
Edward D. Foy 1952	Trustee Since February 2012	President and Chief Investment Officer of Foy Financial Services, Inc. (since 1987).	7	NONE

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee
Todd Clarke(3) 1969	Trustee since November 2012	Manager of NorthStar Topco, LLC, NorthStar Financial Services Group, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC, Blu Giant, LLC, Northern Lights Compliance Services, LLC (since April 2015); Managing Director, NorthStar Financial Services Group, LLC (September 2016-June 2018); Chief Executive Officer and Manager, CLS Investments, LLC (September 2012-September 2016); Director, Constellation Trust Company (since February 2013); Director, NorthStar CTC Holdings, Inc. (since April 2015).	7	NONE
Ryan Beach 1977	President since November 2012	President of the Trust, Chief Executive Officer (since September 2016); President, CLS Investments, LLC (September 2012-September 2016); Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since April 2015); Chief Executive Officer (since June 2017); President, Constellation Trust Company and NorthStar CTC Holdings, Inc. (October 2015 to June 2017).	N/A	N/A
Michael J. Wagner 1950	Chief Compliance Officer Since 2006	President (since April 2006) of Northern Lights Compliance Services, LLC.	N/A	N/A
Daniel Applegarth 1980	Treasurer and Principal Financial Officer since September 2017	Treasurer and Principal Financial Officer of the Trust (since September 2017); Chief Financial Officer and Treasurer of NorthStar Financial Services Group, LLC (since 2010), Treasurer of CLS	N/A	N/A
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Investments, LLC, Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Compliance Services, LLC, and Blu Giant, LLC (since 2006); and Treasurer of Gemini Hedge Fund Services, LLC, Gemini Alternative Funds, LLC (since 2013); and Treasurer (since 2006) and Director (since 2009) of Constellation Trust Company.
Michael Forker 1986	Secretary since January 2018	Secretary of the Trust (since January 2018); Assistant Secretary of the Trust (2016-2018); AML Officer of the Trust (since May 2014); Chief Compliance Officer, CLS Investments, LLC (since May 2014); Compliance Officer, CLS Investments, LLC (2012-2014); Director, Constellation Trust Company and NorthStar CTC Holdings, Inc. (since May 2018).	N/A	N/A

(1) The term of office for each Trustee and officer listed above will continue indefinitely except as provided in the Trust’s retirement policy.

(2) The term “Fund Complex” refers to the AdvisorOne Funds trust, including the series of the Trust that may have filed registration statements with the SEC but may not yet be operational.

(3) Todd Clarke is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his position with NorthStar Financial Services Group, LLC, parent company of CLS Investments, LLC (investment adviser to the Funds), Northern Lights Distributors, LLC (distributor of the Funds), and Gemini Fund Services, LLC (administrator, transfer agent, and fund accountant to the Funds).

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Larry Carter currently serves as the chairman of the Committee. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee will consider nominees recommended by shareholders of a Fund that are submitted to the Secretary of the Trust. A shareholder may send a nominee recommendation to the Secretary of the Trust, at the address indicated above. The Secretary will forward all nominations to the Chairman of the Committee for consideration. During the Funds’ fiscal year ended April 30, 2018, the Committee met four times.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who was not an interested person an annual fee of $50,000 per year paid in quarterly installments. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust.

The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust for the fiscal year ended April 30, 2018.

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COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
Gary Lanzen, Trustee	$50,000	N/A	N/A	$50,000
Larry A. Carter, Trustee	$50,000	N/A	N/A	$50,000
John W. Davidson, Trustee	$50,000	N/A	N/A	$50,000
Edward D. Foy, Trustee	$50,000	N/A	N/A	$50,000
Todd Clarke, Trustee	$0	N/A	N/A	$0

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2018 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In AdvisorOne Funds
Interested Trustee:
Todd Clarke	None	over $100,000
Non-Interested Trustees:
Larry A. Carter	None	None
John W. Davidson	None	$10,001-$50,000
Edward D. Foy	None	None
Gary Lanzen	None	None

As of December 31, 2017, Trustees and Officers as a group owned less than 1% of shares of the Funds.

RETIREMENT POLICY

The term of office of each Trustee will end by retirement, in accordance with the Trust’s Retirement Policy on the Trustee’s 75th birthday, unless continuance is approved by a majority of the remainder of the Board prior to the end of the term. This Policy does not limit the Trustees’ ability to remove a Trustee at any time pursuant to Section 3.1(e) of the Declaration of Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 1, 2018 the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

CLS GLOBAL DIVERSIFIED EQUITY FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	7.375%
Nationwide Trust Company FSB/C/O IPO Portfolio Accounting	21.94%
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PO Box 182029 Columbus, OH 43218-2029
National Financial Services LLC For the Exclusive Benefit of our Customers One World Financial Center ATTN Mutual Funds Dept., 5th Floor New York, New York 10281	10.01%
TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68103	6.25%
CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	36.57%

CLS GROWTH AND INCOME FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	7.41%
Nationwide Trust Company FSB/C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	20.97%
National Financial Services For the Exclusive Benefit of our Customers One World Financial Center ATTN: Mutual Funds Dept., 5th Floor New York, New York 10281	11.15%
TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68103	6.53%
CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	39.67%

CLS INTERNATIONAL EQUITY FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	10.752%
Nationwide Trust Company FSB/C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	25.69%
TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68103	5.41%
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CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	33.40%

CLS GLOBAL AGGRESSIVE EQUITY FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	8.15%
Nationwide Trust Company FSB/C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	26.13%
TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68103	5.64%
CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	35.49%

CLS FLEXIBLE INCOME FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	7.72%
Nationwide Trust Company FSB/C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	20.84%
TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68184	8.00%
CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	42.40%

CLS SHELTER FUND CLASS N	% HELD
Charles Schwab and Co. Inc. For the Sole Benefit of its Customer ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	7.55%
National Financial Services For the Exclusive Benefit of our Customers One World Financial Center ATTN: Mutual Funds Dept., 5th Floor New York, New York 10281	16.58%
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TD Ameritrade Inc. For the Exclusive Benefit of our Client P.O. Box 2226 Omaha, NE 68184	14.11%
CTC FBO/OMNI AdvisorOne 17605 Wright Street Omaha, NE 68130	53.14%

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. As of December 31, 2017, Trustees and Officers as a group owned less than 1% of shares of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

CLS Investments, LLC (the “Adviser”) serves as the investment adviser for the CLS Global Diversified Equity Fund, CLS Growth and Income Fund, CLS International Equity Fund, CLS Flexible Income Fund, CLS Global Aggressive Equity Fund and CLS Shelter Fund pursuant to an Investment Advisory Agreement that has been approved by the both the shareholders and the Board. The Adviser is located at 17605 Wright Street, Omaha, NE 68130.

In addition to the duties set forth in each Prospectus under the section entitled “Management,” the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of each Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

Subject to policies established by the Board of Trustees of the Trust (the “Board”), which has overall responsibility for the business and affairs of each Fund, the Adviser manages the operations of its Funds. In addition to providing advisory services, the Adviser furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

The Investment Advisory Agreement continued in effect for two (2) years initially and continues from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly at an annual rate of 0.75% for the CLS Global Diversified Equity Fund, 0.75% for the CLS Growth and Income Fund, 0.75% for the CLS International Equity Fund, 0.40% for the CLS Flexible Income Fund, 0.75% for the CLS Global Aggressive Equity Fund and 0.75% for CLS Shelter Fund.

The following table shows the amount of advisory fees paid by each Fund to the Adviser and the amount of the advisory fees waived by the Adviser for the past three fiscal years.

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	GROSS ADVISORY FEES	FEES WAIVED AND/OR REIMBURSED BY THE ADVISER	ADVISORY FEES PAID BY FUNDS - NET OF WAIVERS
CLS Global Diversified Equity Fund
April 30, 2016	$3,583,668	$184,484	$3,399,184
April 30, 2017	$3,185,828	$199,886	$2,985,942
April 30, 2018	$3,419,908	$0	$3,445,149

CLS Growth and Income Fund
April 30, 2016	$2,862,505	$162,615	$2,699,890
April 30, 2017	$2,698,324	$203,858	$2,494,466
April 30, 2018	$3,443,329	$0	$3,490,057

CLS International Equity Fund
April 30, 2016	$107,397	$151,643	$0
April 30, 2017	$166,875	$204,960	$0
April 30, 2018	$377,617	$163,830	$213,787

CLS Flexible Income Fund
April 30, 2016	$763,807	$272,835	$490,972
April 30, 2017	$776,222	$359,396	$416,826
April 30, 2018	$926,083	$132,609	$793,474

CLS Global Aggressive Equity Fund
April 30, 2016	$700,184	$216,606	$483,578
April 30, 2017	$801,077	$262,430	$538,647
April 30, 2018	$1,262,978	$140,153	$1,122,825

CLS Shelter Fund
April 30, 2016	$711,369	$84,181	$627,188
April 30, 2017	$798,760	$94,615	$704,145
April 30, 2018	$1,230,537	$56,398	$1,174,139

The Adviser has contractually agreed to waive a portion of its management fee and reimburse expenses, other than expenses relating to dividends on short sales, interest expense, underlying fund fees and expenses, extraordinary or non-recurring expenses at least until August 31, 2019, so that total annual operating expenses for the Funds do not exceed the limits stated below, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment does not exceed the expense limitation in place at the time of the waiver:

FUND	CLASS N
CLS Global Diversified Equity Fund	1.25%

CLS Growth and Income Fund	1.25%

CLS International Equity Fund	1.25%

CLS Flexible Income Fund	0.90%

CLS Global Aggressive Equity Fund	1.25%

CLS Shelter Fund	1.25%

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The Adviser received $25,241 in recaptured fund expenses from the CLS Global Diversified Equity Fund and $46,728 in recaptured expenses from the CLS Growth and Income Fund for the fiscal year ended April 30, 2018. The Adviser reimbursed $44,246 and $38,085 in Fund expenses to the CLS International Equity Fund for the fiscal years ended April 30, 2016 and April 30, 2017, respectively.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

CLS, Gemini Fund Services, LLC, the administrator to each of the Funds and Northern Lights Distributors, LLC, the distributor to each of the Funds are each wholly owned subsidiaries of NorthStar Financial Services Group, LLC, a Delaware series limited liability company (“NorthStar”). In addition, Blu Giant, LLC (“Blu Giant”) provides EDGARization and printing services to the Funds and Northern Lights Compliance Services, LLC (“NLCS”) provides chief compliance officer services to the Funds. Both Blu Giant and NLCS are also subsidiaries of NorthStar. Constellation Trust Company, an affiliate of NorthStar and indirect subsidiary of CLS, provides certain custody record keeping services to the Funds for IRA account holders.

ADMINISTRATOR

The administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the Hauppauge Corporate Center, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Trust on behalf of the Funds, the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement has an initial term of two years and remains in effect for successive twelve-month periods, subject to annual approval of the Board of Trustees. The Fund Services Agreement may be assigned provided the non-assigning party provides prior written consent and provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing , in conjunction with Fund counsel, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing, in conjunction with Fund counsel notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Services Agreement, provides the Funds with accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

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For the services rendered to the Fund by the Administrator, each Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Funds also pay the Administrator for any out-of-pocket expenses.

In return for providing the Funds with all accounting related services, the Funds pays the Administrator a monthly fee based on the Funds’ average net assets, plus any out-of-pocket expenses for such services. The Funds accrued the following Administrator Fees:

The following table shows the Administrative and Accounting Service fees paid by each Fund to the Administrator for the past three fiscal years.

	For the fiscal year ended April 30, 2016	For the fiscal year ended April 30, 2017	For the fiscal year ended April 30, 2018
CLS Global Diversified Equity Fund	$422,958	$393,256	$386,589
CLS Growth and Income Fund	$361,399	$352,998	$387,864
CLS International Equity Fund	$68,763	$67,335	$81,465
CLS Flexible Income Fund	$234,068	$234,467	$258,040
CLS Global Aggressive Equity Fund	$138,282	$148,682	$203,007
CLS Shelter Fund	$133,067	$146,132	$187,381
Total	$1,358,537	$1,342,870	$1,504,346

CUSTODIAN

Fifth Third Bank (the “Custodian”) serves as the Custodian of the Trust’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust. The Custodian’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, the Custodian also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. The Custodian is located at 38 Fountain Square Plaza, Cincinnati, OH 45263.

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Securities Lending Activity

The Bank of New York Mellon (“BNYM”) serves as the Funds’ securities lending agent pursuant to a Securities Lending Authorization Agreement between BNYM and the Trust on behalf of the Funds. The dollar amounts of income and fees and compensation paid to the Funds and BNYM related to the Funds’ respective securities lending activities during fiscal year ended April 30, 2018 were as follows:

	CLS Global Diversified	CLS Growth & Income	CLS International Equity	CLS Flexible Income	CLS Global Aggressive Equity	CLS Shelter
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,150,371	$1,121,086	$246,621	$890,045	$934,670	$140,865
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(151,288)	$(146,928)	$(32,567)	$(115,207)	$(133,306)	$(14,220)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split*	$0	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(137,245)	$(139,157)	$(32,495)	$(127,992)	$(40,774)	$(48,403)
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$(288,533)	$(286,085)	$(65,062)	$(243,199)	$(174,080)	$(62,623)
Net income from securities lending activities	$861,838	$835,001	$181,559	$646,846	$760,590	$78,242

* The Funds’ cash collateral was invested in The Dreyfus Government Cash Management and Milestone Treasury Obligations Fund during the fiscal year ended April 30, 2018. The Milestone Treasury Obligations Fund is managed by CLS Investments, LLC, an affiliate of the Distributor.

The services provided by BNYM as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions; and arranging for return of loaned securities to the fund at loan termination.

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TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, whose principal office is located in Hauppauge, NY, provides transfer agent and dividend disbursing services to the Funds at the location of 17605 Wright Street, Omaha, NE 68130. Rydex Fund Services, LLC, located at 805 King Farm Blvd, Suite 600, Rockville, Maryland 20850, serves as Transfer and Dividend Disbursing Agent to certain accounts under a Sub-Transfer Agent arrangement with Gemini Fund Services, LLC.

For the services rendered to the Fund under the Fund Services Agreement, the Trust pays the Administrator transfer agency fees including a base annual fee of $16 per account plus other activity related charges, subject to select per-fund minimum charges. The Fund also pays the Administrator for any out-of-pocket expenses. For the fiscal year ended April 30, 2018, each Fund paid the following to the Administrator in transfer agency fees:

CLS Global Diversified Equity Fund	$55,016
CLS Growth and Income Fund	$54,727
CLS International Equity Fund	$37,171
CLS Flexible Income Fund	$66,123
CLS Global Aggressive Equity Fund	$43,241
CLS Shelter Fund	$7,906
Total	$264,184

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of each Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of each Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares. The Distributor is an affiliate of the Adviser and the Administrator.

COMPLIANCE OFFICER

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. During the fiscal year ended April 30, 2018, each Fund paid the following in compliance service fees to NLCS:

CLS Global Diversified Equity Fund	$15,624
CLS Growth and Income Fund	$16,267
CLS International Equity Fund	$7,404
CLS Flexible Income Fund	$11,673
CLS Global Aggressive Equity Fund	$9,878
CLS Shelter Fund	$9,154
Total	$70,000

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate,

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timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for any portfolio security held by each fund of the Trust are voted by the Adviser in accordance with the Proxy and Corporate Action Voting Policies and Procedures of the Adviser approved by the Trustees of the Trust. The Adviser’s proxy voting policies and procedures appear in Appendix B.

Where a proxy proposal pertains to a security on loan pursuant to a Fund's securities lending arrangement, the Adviser will refrain from voting such securities where the costs to the Fund or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available as soon as practicable after filing with the SEC, upon request, by calling toll-free, 1-866-811-0225 or by accessing the SEC’s website at www.sec.gov. Telephone requests will be honored within three business days of receipt of the request.

PORTFOLIO MANAGERS

The Adviser utilizes a team approach for management of the Funds, and from the team each fund is assigned a lead manager (or in some cases, co-managers), responsible for the day-to-day management of the Fund.  Rusty Vanneman, Marc Pfeffer, Grant Engelbart, Konstantin Etus, Josh Jenkins, Joe Smith, Gene Frerichs, Jackson Lee, and Case Eichenberger are the Portfolio Managers of the Funds.  As of April 30, 2018, the Portfolio Managers were primarily responsible for the management of the following types of accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($millions)	Pooled Investment Vehicle Accounts	Assets Managed ($millions)	Other Accounts	Assets Managed ($millions)	Total Assets Managed ($ millions)
Rusty Vanneman	5	$1,455	0	$0	16,071	$901	$2,356
Marc Pfeffer	3	$561	0	$0	2,628	$631	$1,192
Grant Engelbart	2	$633	0	$0	17,552	$1,766	$2,398
Konstantin Etus	2	$221	0	$0	6,490	$1,336	$1,557
Josh Jenkins	4	$1,030	0	$0	4,549	$727	$1,757
Joe Smith	1	$50	0	$0	1,865	$473	$523
Gene Frerichs	1	$200	0	$0	3,391	$366	$567
Jackson Lee	2	$250	0	$0	3,280	$392	$642
Case Eichenberger	1	$200	0	$0	4,165	$543	$1,005

As indicated in the tables above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, and their

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advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The compensation of the Adviser’s portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual. The portfolio managers are also eligible to receive a discretionary bonus. The discretionary bonus takes into account several factors including: (i) the Adviser’s profitability (net income and ability to pay a bonus), (ii) the investment performance of the overall firm, and (iii) an individual’s performance on the same portfolios. The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy. With respect to assessing an individual’s performance regarding the Funds, the applicable Fund’s benchmarks, as stated in the Prospectus, are reviewed over one-year and three-year timeframes and the individual’s discretionary bonus is paid quarterly based on this assessment.

The dollar range of equity securities beneficially owned by the portfolio managers in the Funds is as follows:

Dollar Range of Equity Securities Beneficially Owned
Rusty Vanneman

Over $100,000 (CLS Growth and Income Fund)

$10,001 - $50,000 (CLS Global Diversified Equity Fund)

$1 - $10,000 (CLS International Equity Fund)

$1 - $10,000 (CLS Flexible Income Fund)

$1 - $10,000 (CLS Global Aggressive Equity Fund)

Marc Pfeffer	$10,001 to $50,000 (CLS Global Diversified Equity Fund) $10,001 to $50,000 (CLS Growth and Income Fund) $1 - $10,000 (CLS Flexible Income Fund)
Grant Engelbart	$10,001 to $50,000 (CLS Global Aggressive Equity Fund) $10,001 to $50,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund)
Konstantin Etus	$1 - $10,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS International Equity Fund) $1 - $10,000 (CLS Global Aggressive Equity Fund) $1 - $10,000 (CLS Growth and Income Fund)
Josh Jenkins

$1 - $10,000 (CLS Global Diversified Equity Fund)

$1 - $10,000 (CLS Growth and Income Fund)

$1 - $10,000 (CLS Global Aggressive Equity Fund)

$1 - $10,000 (CLS Flexible Income Fund)

$1 - $10,000 (CLS International Equity Fund)

Joe Smith	$1 - $10,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund) $1 - $10,000 (CLS Global Aggressive Equity Fund) $1 - $10,000 (CLS International Equity Fund)
Gene Frerichs	$10,001 to $50,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund)
Jackson Lee	$1 - $10,000 (CLS Global Diversified Equity Fund) $1 - $10,000 (CLS Growth and Income Fund) $1 - $10,000 (CLS Shelter Fund) $1 - $10,000 (CLS International Equity Fund)
Case Eichenberger	$1 - $10,000 (CLS Shelter Fund)

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

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In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser may receive a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

When one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of

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securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services. Portfolio securities will not be purchased from or sold to the Adviser or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal year ended April 30, 2016, the Funds paid approximate brokerage commissions as follows:

$55,594 for the CLS Global Diversified Equity Fund, $48,602 for the CLS Growth and Income Fund, $51,251 for the CLS Global Growth Fund, $8,126 for the CLS International Equity Fund, $5,583 for the CLS Flexible Income Fund, $7,152 for the CLS Global Aggressive Equity Fund, $49,738 for the CLS Shelter Fund.

For the fiscal year ended April 30, 2017, the Funds paid approximate brokerage commissions as follows:

$17,081 for the CLS Global Diversified Equity Fund, $28,227 for the CLS Growth and Income Fund, $7,350 for the CLS International Equity Fund, $3,919 for the CLS Flexible Income Fund, $5,530 for the CLS Global Aggressive Equity Fund, $15,059 for the CLS Shelter Fund.

For the fiscal year ended April 30, 2018, the Funds paid approximate brokerage commissions as follows:

$11,372 for the CLS Global Diversified Equity Fund, $22,703 for the CLS Growth and Income Fund, $2,370 for the CLS International Equity Fund, $4,345 for the CLS Flexible Income Fund, $6,298 for the CLS Global Aggressive Equity Fund, $562 for the CLS Shelter Fund.

Portfolio Turnover. The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. The Funds' turnover rates are as follows for the two most recently completed fiscal years:

Portfolio Turnover Rate
CLS Global Diversified Equity Fund
April 30, 2017	41%
April 30,2018	24%

CLS Growth and Income Fund
April 30, 2017	45%
April 30, 2018	23%

CLS International Equity Fund
April 30, 2017*	155%
April 30, 2018*	111%

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CLS Flexible Income Fund
April 30, 2017	9%
April 30, 2018	13%

CLS Global Aggressive Equity Fund
April 30, 2017	32%
April 30, 2018	28%

CLS Shelter Fund
April 30, 2017**	147%
April 30, 2018**	172%

* The CLS International Equity Fund experienced a 155% portfolio turnover rate for the fiscal years ended April 30, 2017 and a 111% portfolio turnover rate for the fiscal year ended April 30, 2018 as a result of fund’s quantitative signals and “factor-based analysis”.

**The CLS Shelter Fund experienced a 147% portfolio turnover rate for the fiscal year ended April 30, 2017 and a 172% portfolio turnover rate for the fiscal year ended April 30, 2018 as a result of the portfolio repositioning that was required to manage the Fund in accordance with its investment strategy. As part of the CLS Shelter Fund’s strategy, the Fund’s portfolio turnover is expected to be high primarily in order to achieve the defensive portion of the Fund’s objective of mitigating large market declines which requires portfolio repositioning when certain triggers are hit. Additionally, the Fund’s capital growth objective requires movement away from defensive positioning, which adds to turnover.

REDEMPTION OF SECURITIES BEING OFFERED

Redemptions In-Kind. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Funds, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, have filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

SHAREHOLDER SERVICES

Shareholder Servicing Agreement. The Board of Trustees of the Trust has adopted a Shareholder Servicing Plan with respect to the Class N Shares of the Funds ("Class N Plan"). The Class N Plan allows each of the Funds to use part of its assets for the payment of certain shareholder servicing expenses, including administrative or other shareholder support services. For these services under the Class N Plan, the Funds pay CLS an amount equal to 0.25% of average net assets attributable to Class N Shares, as applicable, of the respective Funds on an

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annualized basis. CLS shall use such monies to compensate other parties that have entered into shareholder servicing agreements with CLS with respect to the servicing of Fund shares.

Systematic Withdrawal Program. A shareholder owning or purchasing shares of any Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds’ transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder’s investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See “Distributions” and “Federal Tax Considerations” in the Funds’ Prospectus and “Taxes” in this SAI.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds' Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Funds Transfer Agent.

DETERMINATION OF NET ASSET VALUE

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of each Fund's shares, by class, is determined by dividing the total value of a Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund, by class.

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market

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quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents

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after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Committee and Valuation Process. The fair value committee is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable

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inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value committee and to ratify the valuations made for the applicable securities. The Board of Trustees considers the reports provided by the fair value committee, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise

TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its

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taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

In addition, each Fund must declare and distribute dividends equal to at least 98.2% of its ordinary income (as of the twelve months ended December 31) and at least 98.2% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund’s ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. Each Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust’s taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of each Fund’s taxable year.

At the time of purchase, each Fund’s net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund’s distributions to the extent made out of that Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

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For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

As of April 30, 2017, the Flexible Income Fund had non-expiring short-term and non-expiring long-term capital loss carryforwards for federal income tax purposes available to offset future capital gains of $250,786 and $890,643, respectively.

As of April 30, 2018, the Flexible Income Fund had non-expiring short-term and non-expiring long-term capital loss carryforwards for federal income tax purposes available to offset future capital gains of $269,029 and $1,570,680, respectively.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in the stock of foreign companies that may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Funds will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.

If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies (“PFIC”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.” If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of “marketable” PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than two-thirds of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than two-thirds of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, whose address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds’ and the offer and sale of their shares has been provided by Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended April 30, 2018, which are included in the Funds’ Annual Report to Shareholders dated April 30, 2018, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountants’ reports. You can obtain a copy of the financial statements contained in the Fund's Annual or Semi-Annual Report without charge by calling the Fund at 1-866-811-0225.

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APPENDIX A

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower

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degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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APPENDIX B

Policies and Procedures
Proxy Voting and Corporate Actions

Policy
CLS Investments has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. CLS may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility and proxies are handled in accordance with each client’s arrangement with its custodian. CLS' policy of having no proxy voting responsibility is disclosed to its advisory clients through our investment advisory agreements for separately managed accounts.

CLS also serves as an investment adviser to several open-end investment companies which according to CLS’s contractual obligations may require CLS to retain proxy voting responsibilities.  CLS may retain third party proxy voting services for a variety of proxy-related services. These services may include research, tracking, voting, proxy guidelines, filing Form N-PX and reporting, among others.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers that exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Chief Compliance Officer has the responsibility for the implementation and monitoring of our Proxy Voting and Corporate Actions policy and maintaining appropriate records.

Procedure
CLS has adopted the following procedures to implement the firm's policy:

•	CLS discloses its proxy voting policy of generally not having proxy voting authority in our Form ADV Part 2A Disclosure Brochure.
•	CLS's advisory agreements with clients for separately managed accounts provide that CLS has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority. CLS agreements specify that proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client’s assets, or will be handled as otherwise agreed between the client and the custodian.
•	The Chief Compliance Officer reviews the nature and extent of advisory services provided by CLS and monitors such services to periodically determine and confirm that client proxies are not being voted by CLS or anyone within CLS unless expressly agreed to in writing.

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Proxies for AdvisorOne Funds

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust (each a “Fund”). Each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”). As a fund of funds, the Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner. In particular, it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act. All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel or the Chief Compliance Officer’s designee to ensure proper voting. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS' policies. Although the majority of proxy proposals can be handled in accordance with CLS' established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy or corporate action proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts. All material conflicts of interest so identified by CLS will be addressed according to the procedures set forth below:

1.       Vote in Accordance with the Established Policy. In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote in accordance with such pre-determined voting policy.

2.       Client Direction. Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the securities and will direct the client’s custodian to send the proxy material directly to the client. If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3.       Obtain Consent of Clients. To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4.       Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities; (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that

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were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in Item 17 of our Form ADV Part2A Disclosure Brochure our proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of CLS' Policies and Procedures by written request addressed to CLS. CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

 GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS' general voting policies do not apply the following guidelines are to be used in voting proposals, but will not be used as rigid rules. Each proxy issue will be considered individually.

 A.       Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.       Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.       Proposals to stagger board members’ terms;

b.       Proposals to limit the ability of shareholders to call special meetings;

c.       Proposals to require super majority votes;

d.       Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.       Proposals regarding “fair price” provisions;

f.       Proposals regarding “poison pill” provisions; and

g.       Permitting “green mail”.

2.       Providing cumulative voting rights.

3.       “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

4.       Election of directors recommended by management and not recommended by the issuer’s board.

B.       Approve

CLS will generally vote in favor of routine proposals are those which do not change the structure, bylaws, or oerations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.       Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

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2.       Date and place of annual meeting.

3.       Limitation on charitable contributions or fees paid to lawyers.

4.       Ratification of directors’ actions on routine matters since previous annual meeting.

5.       Confidential voting (Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises).

6.       Limiting directors’ liability.

7.       Eliminate preemptive right. (Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution).

9.       Employee Stock Purchase Plan

10.       Establish 401(k) Plan

 C.       Case-By-Case

CLS will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

1.       Pay directors solely in stocks.

2.       Eliminate director mandatory retirement policy.

3.       Rotate annual meeting location/date.

4.       Option and stock grants to management and directors.

5.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

OVERSIGHT OF PROXY SERVICES

CLS may retain third party proxy voting services for a variety of proxy-related services. To ensure proper oversight of any third party proxy voting service, CLS will conduct the following due diligence:

•	Identification of conflicts of interest of the proxy service providers;
•	Consistency of voting with policies;
•	Documentation of due diligence and oversight reviews;
•	Independence of proxy firm;
•	Disclosures, including mutual fund SAIs and Form N-1A; and
•	Proper fees.